Exhibit 10.4  -  Warrant Agreement


                                WARRANT AGREEMENT

THIS WARRANT AGREEMENT, dated as of the 6th day of August, 2004, is entered into by and between Aztec Communications Group, Inc., a Nevada corporation (the "Company"), and Cottonwood Stock Transfer Corporation, as warrant agent (the "Warrant Agent").

                               W I T N E S S E T H:
                               - - - - - - - - - -

WHEREAS, the Company has authorized the issuance of a maximum of 12,000,000 warrants ("Warrants");

WHEREAS, 3000,000 of such Warrants shall be designated as Class A Warrants, each entitling the holder to purchase one share (subject to adjustment as provided in Section 8) of the Company's common stock, $.001 par value
(the "Shares");

WHEREAS, 3,000,000 of such Warrants shall be designated as Class B Warrants, each entitling the holder to purchase one of the Shares (subject to adjustment as provided in Section 8);

WHEREAS, 3,000,000 of such Warrants shall be designated as Class C Warrants, each entitling the holder to purchase one of the Shares (subject to adjustment as provided in Section 8);

WHEREAS, 3,000,000 of such Warrants shall be designated as Class D Warrants, each entitling the holder to purchase one of the Shares (subject to adjustment as provided in Section 8);

WHEREAS, the Warrants and the Shares issuable upon their exercise are to be issued pursuant to the Company's directors, officers and consultants stock option, stock warrant and stock award plan covered by a registration statement filed with and declared effective by the Securities and Exchange Commission;

WHEREAS, the Company desires to provide for the issuance of certificates representing the Warrants; and

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act in connection with the issuance, registration, transfer and exchange of Warrants and the exercise of the Warrants.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations hereunder of the Company, the Registered Holders of Warrants, and the Warrant Agent, the parties hereto agree as follows:


                               SECTION 1
                              DEFINITIONS

In addition to those terms defined above, as used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

"Corporate Office"

	The office of the Warrant Agent (or its successor) at which its principal business shall be administered, which office is located at the date hereof at Cottonwood Stock Transfer Corporation, 5199 South State Street, Salt Lake City, Utah, 84107.

"Exercise Date"

As to any Warrant, the date on which the Warrant Agent shall have received both (i) the Warrant Certificate representing such Warrant, with the notice of exercise form therefor duly executed by the Registered Holder thereof or his duly authorized attorney (in writing), and (ii) instructions for delivery as provided in paragraph 4.3.

"Exercise Price"

The dollar amount to be paid for one fully paid and nonassessable Share. The initial Exercise Price for each Class A Warrant, subject to adjustment in the events specified in Section 8, is $0.75 per share.
The initial Exercise Price for each Class B Warrant, subject to adjustment in the events specified in Section 8, is $1.00 per share.
The initial Exercise Price for each Class C Warrant, subject to adjustment in the events specified in Section 8, is $1.25 per share.
The initial Exercise Price for each Class D Warrant, subject to adjustment in the events specified in Section 8, is $1.65 per share.

"Expiration Date"

The Expiration Date of the Warrants shall be 5:00 p.m. (New York time) or the earlier of (i)(A) the date which is the last day of the 60 month period commencing on the Initial Warrant Exercise Date, or
(B) such later date as the Company may at its option determine; or
(ii) the Redemption Date as defined in Section 9 hereof.

If such Expiration Date shall be a holiday in the State of Texas or shall be a day on which banks are authorized to close in Houston, then Expiration Date shall mean 5:00 p.m. (Houston time) on the next following day that in the State of Texas is not a holiday or a day on which banks are authorized to close.

"Initial Warrant Exercise Date"

The first to occur of: (i) the effective date of a Recapitalization Event (as defined in Section 5.1), or (ii) the effective date of the Registration Statement (as defined in Section 5.2), or (iii)
30 days from the date hereof.

"Purchase Price"

The dollar amount derived by multiplying the Exercise Price by the number of Shares issuable upon the exercise.

"Registered Holder"

The person in whose name any certificate representing Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 6.

"Settlement Date"

The third business day following delivery of the Shares in accordance with the instructions contained in the notice of exercise form, free and clear of any legend, restriction or stop order. Electronic delivery shall be for the account specified in the notice of exercise form. Certificates shall be registered in the name specified in the notice of exercise form.

"Shares"

The shares of the Company's common stock, $.001 par value (the
"Common Stock"), issuable upon exercise of the Warrants.

"Stock"

The shares of the Company's capital stock of any class, whether now or thereafter authorized, that has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage, which at the date hereof consists of 100,000,000 shares of common stock, par value $.001 per share and 20,000,000 shares of preferred stock, $.001 par value per share.


                                 SECTION 2
                    Warrants and Issuance of Warrants

2.1.  Warrant

Each Warrant shall entitle the Registered Holder of the Warrant representing such Warrant to purchase one Share upon the exercise thereof, subject to modification and adjustment as provided in
Section 8.

2.2.  Execution of Warrants

Upon execution of this Agreement, Warrants representing an aggregate of 12,000,000 Warrants shall be executed by the Company and delivered to the Warrant Agent. At its request, additional Warrant Certificates shall be executed by the Company and delivered to the Warrant Agent. After certificates representing an aggregate of such number of Shares as shall be required in connection with the distribution of the Warrants, shall have been duly countersigned by the Company (or by the Transfer Agent, if one then be acting) and upon written order of the Company signed by its Chairman & CEO and by its Secretary, the Warrants shall be countersigned, issued, and delivered by the Warrant Agent.

2.3.  Delivery of Additional Warrants

From time to time, up to the Expiration Date, the Company (or the Transfer Agent if then acting) shall countersign and deliver stock certificates in required whole number denominations upon the exercise of Warrants in accordance with this Agreement. From time to time, up to the Expiration Date, the Warrant Agent shall countersign and deliver Warrants in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement. No
Warrants shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the Initial Warrant Exercise Date, upon the exercise of any Warrants pursuant to Section 4, to evidence any unexercised Warrants held by the exercising Registered Holder, (iii) those issued upon any transfer or exchange pursuant to Section 6, and (iv) those issued pursuant to Section 7.


                                 SECTION 3
              Form and Execution of Warrant Certificates

3.1.  Form of Warrants

The Warrants shall be substantially in the form annexed hereto as Exhibit "A" (the provisions of which are hereby incorporated herein) and may have such letters, numbers, or other marks of identification or designation and such legends, summaries, or endorsements printed, lithographed, or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrants shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrants). The Warrants shall be numbered serially.

3.2.  Validity of Signatures

Warrants shall be executed on behalf of the Company by its Chairman & CEO and by its Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrants shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who signed a Warrant ceases to be such officer of the Company before issuance of such Warrant, or before countersignature by the Warrant Agent and issuance and delivery thereof, such Warrant may nevertheless be countersigned by the Warrant Agent, and issued and delivered with the same force and effect as though the person who signed such Warrant had not ceased to be such officer of the Company.


SECTION 4
Exercise

4.1.  Exercise Procedures

Each Warrant may be exercised at any time on or after the Initial Warrant Exercise Date, but not after the Expiration Date, as appropriate, upon the terms and subject to the conditions set forth herein and in the applicable Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the person entitled to receive the Shares deliverable upon such exercise shall be treated for all purposes as the Registered Holder thereof with respect to such number of Shares as shall equal the aggregate number of full Shares issuable upon such exercise. As soon as practicable on or after the Exercise Date, and in conformity with usual practices respecting such conduct, the Warrant Agent (on behalf of the Company) shall cause to be issued and delivered to or for the account of the person designated by the Registered Holder in the notice of exercise a certificate or certificates for the Shares deliverable upon such exercise free and clear of any legend, restriction or stop order. The certificate or certificates shall be registered in the name specified in the notice of exercise, in proper form for transfer.


4.2  Relinquishment of Options.

     (a) The warrantholder in lieu of purchasing the entire number of shares subject to purchase hereunder, shall have the right to relinquish all or any part of the then unexercised portion of this Warrant (to the extent then exercisable) for a number of shares of common stock to be determined in accordance with the following provisions of this clause (a):

          (i) The number of shares of common stock, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (A) the Appreciated Value by (B) the purchase price per share of common stock specified in this Warrant;

          (ii) For the purpose of this clause (a), "Appreciated Value" means the excess of (x) the aggregate current market value of the shares of common stock covered by the option or the portion thereof to be relinquished over (y) the aggregate purchase price for such shares specified in this Warrant;

     (b) Such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Warrant, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with Section 16(b) of the Exchange
Act or the rules and regulations thereunder as the Company shall in its discretion select and apply;

     (c) The "current market value" of a share of common stock on a particular date shall be deemed to be the closing price of shares in the open market the day prior to the date of election;
and

     (d) The Warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, (B) the Holder pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

     (e) If a Warrant is relinquished, such Warrant shall be deemed to have been exercised to the extent of the number of shares of common stock covered by the Warrant or part thereof which is relinquished, and no further Warrants will be isssued covering such shares of common stock.

4.3  Payment of Purchase Price

Upon the exercise of any Warrant, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of Shares delivered upon such exercise, and shall promptly either (i) make payment to the Company the dollar amount of the Purchase Price in the manner specified by the Company in writing to the Warrant Agent, or
(ii) provide instructions for such payment against delivery of the Shares. The Purchase Price shall be, derived by multiplying the Exercise Price by the number of Shares issuable upon the exercise and shall be paid on or before the Settlement Date by certified or bank check, bank or federal reserve wire transfer as specified in written instructions from the Company to the Registered Holder. In the event the Company does not specify the method of payment, payment shall be by bank check deposited on the Settlement Date with a commercial carrier for overnight delivery to the Company at the address specified in Section 12 of this Agreement, or per section 4.2 hereof.

4.4  Limitation on Right and Power to Exercise

Any provision in the Warrant, this Agreement or any other document to the contrary not withstanding, the Registered Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Registered Holder shall be or shall be deemed to be the beneficial owner of 95% or more of the then outstanding Common Stock within the meaning or for the purposes of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to exercise the Warrant shall also be ineffective prior to the Initial Exercise Date or to the extent that the Company does not have sufficient authorized, unissued and unreserved Common Stock to issue the Shares.

4.5  No Fractional Shares

Notwithstanding that the number of Shares purchasable upon the exercise of a Warrant is adjusted pursuant to Section 8 of this Agreement, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of the Warrants or to distribute Shares certificates that evidence fractional Shares. In lieu of fractional Shares, there shall be returned to exercising Registered Holders of the Warrants upon such exercise an amount in cash, in United States dollars, equal to the amount in excess of that required to purchase the largest number of full Shares.

The Registered Holder of a Warrant by the acceptance thereof expressly waives his right to receive any fractional Warrant or any fractional Shares upon exercise of a Warrant.

4.6  Partial Exercise

In case the Registered Holder of any Warrant shall exercise fewer than all of the Warrants evidenced thereby, a new Warrant evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Warrant Agent to the Registered Holder of such Warrant or to his duly authorized assign, subject to the provisions of this Agreement.


                                  SECTION 5
              Reservation of Shares; Listing; Payment of Taxes

5.1  Recapitalization

A "Recapitalization Event" shall be deemed to occur upon either (i) effectiveness of a filing in the office of the Secretary of State of Nevada, or such other state in which the Company is legally domiciled, of an amendment to (or amendment and restatement of) the Articles of Incorporation or other charter document of the Company that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the board of directors) so as to enable the exercise of all outstanding Warrants and the issuance of the total number of Shares issuable upon such exercise then in effect, (ii) a change in the number of authorized shares of capital stock that the Company is authorized to issue by any means, including a reduction in the number of outstanding shares, a merger for the principal purpose of a change of corporate domicile, or
(iii) the effective date of any other corporate action that enables the exercise of all outstanding Warrants.

5.2.  Registration Statement

In connection with the formation of a strategic plan for 2004, the Company has adopted a directors and officers stock option and stock award plan (the "Plan"). The Company covenants that it has, in good faith, filed a registration statement on Form S-8 or other appropriate form (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") that registers the issuance of shares of common stock, preferred stock, options and warrants under the terms of the Plan. The Company shall issue the Warrants and the Shares pursuant to and in accordance with the Plan. The certificates representing the Warrants and the Shares shall be free and clear of any legends or restrictions; provided, however, that the Company shall not be required to issue Shares to any person, pursuant to exercise of the Warrants, who shall be resident in any state in which such exercise would be unlawful or if such qualification, registration or approval shall require the Company to file a general consent of service of process or qualify to do business as a foreign corporation in such state. Any Warrants or shares not registered or qualified on Form
S-8 shall be registered in the other first registration of shares by the Company.

5.3.  Reservation of Shares

After, and only after, the Initial Exercise Date and the Company has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon exercise, the Company covenants that it will at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of Warrants, such number of Shares as shall then be issuable upon the exercise of all outstanding Warrants. Provided the shares are covered by an effective registration, the Company covenants that all Shares that shall be issuable upon exercise of the Warrants shall be free and clear of any legend, restriction or stop order, duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof, and that upon issuance the Company shall use its best efforts to cause such Shares to be listed on each national securities exchange, if any, on which the Company's outstanding Stock is then listed.

5.4.  Payment of Taxes

The Company shall pay all documentary, stamp, or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any Shares upon exercise of the Warrants, provided, however, that if Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

5.5.  Requisition of Shares

The Warrant Agent is hereby irrevocably authorized by the Company to requisition, from time to time, certificates representing Shares required to be delivered upon exercise of the Warrants.


                                      SECTION 6
                      Exchange and Registration of Transfer

6.1.  Exchanges and Transfers

Warrants may be exchanged for other Warrants representing an equal aggregate number of Warrants or may be transferred, in whole or part, under the terms of this Agreement. Warrants to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant or Warrants that the Registered Holder making the exchange shall be entitled to receive.

6.2.  Books and Records

The Warrant Agent shall keep at such office books and records in which it shall register Warrants and the transfer thereof. Upon due presentment at such office of any Warrant for registration of transfer, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee(s) a new Warrant or Warrants representing an equal aggregate number of Warrants.

6.3.  Procedures of Transfers, etc.

With respect to all Warrants presented for registration of transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent. Such documentation shall be duly executed by the Registered Holder or his duly authorized attorney.

The Company may require payment by the Registered Holders of Warrants of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with exchange or registration of transfer of Warrants.

All Warrants so surrendered for exchange or transfer shall be promptly canceled by the Warrant Agent in accordance with previous instructions pertaining to the Company's Shares.

6.4.  Registered Holders

Prior to due presentment for registration of transfer, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant as the absolute owner thereof and of each Warrant represented thereby, for all purposes (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company or the Warrant Agent), and shall not be affected by any notice to the contrary.


                                 SECTION 7
                             Loss or Mutilation

Upon receipt by the Company and the Warrant Agent of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft or destruction, upon receipt by the Company and the Warrant Agent of indemnity satisfactory to them, or (ii) in the case of mutilation, upon surrender and cancellation upon receipt of such Warrant, the Company shall execute and the Warrant Agent shall countersign and deliver in lieu thereof a new Warrant representing an equal aggregate number of warrants. Applicants for a substitute Warrant shall comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.


                                SECTION 8
                     Adjustment of Exercise Price
                                  and
                     Number of Shares Deliverable

8.1.  Adjustment of Exercise Price
The Exercise Price and the number of Shares issuable upon the exercise of each Warrant, respectively, shall be subject to adjustment from time to time as set forth in this Section 8. The Company shall give each Registered Holder notice of any event described below which requires an adjustment pursuant to this Section 8 at the time of such event.
8.2. Stock Dividends and Subdivisions. If at any time after the Initial Warrant Exercise Date the Company shall:

   (a) pay a dividend, or make any other distribution of, shares of Common Stock to all holders of its Common Stock, or

   (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, then (i) the number of Shares issuable upon the exercise of each Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of Shares which a record holder of the same number of shares of Common Stock for which one Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price prior to the adjustment multiplied by the number of Shares issuable upon the exercise of each Warrant immediately prior to such adjustment divided by (B) the number of Shares issuable upon the exercise of each Warrant immediately after such adjustment.

8.3 Stock Combinations and Merger. If at any time before or after the Initial Warrant Exercise Date the Company shall:

   (a) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

   (b) merge or consolidate with or into another corporation for the purpose of changing the corporate domicile; or

   (c) The occurrence of a Recapitalization Event.
then, as a result of such consolidation, merger or Recapitalization Event, the Company, or such successor, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Warrant then outstanding shall receive, on exercise of such Warrant, the kind and amount of securities at the same price receivable immediately prior to such consolidation, merger or Recapitalization Event without the necessity of any further action on the part of either the Company or the Registered Holder of the Warrants.

8.4.  Notices of Adjustment

Whenever the number of Shares issuable upon exercise of the Warrants or whenever the Exercise Price shall be adjusted pursuant to this
Section 8, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the facts, computations, and method by which such adjustment was calculated, specifying the number of Shares issuable upon exercise of the Warrants and any change in the Exercise Price. The Company shall promptly cause a signed copy of such certificate to be delivered to the Warrant Agent and to each Registered Holder in accordance with Section 12.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Registered Holder or any prospective purchaser of Warrants designated by a Registered Holder thereof.

8.5.  No Impairment

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Registered Holders against impairment. Without limiting the generality of the foregoing, the Company will
(a) not increase the par value of any Shares issuable upon the exercise of a Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of a Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant Agreement.
SECTION 9
Redemption

9.1.  General

At any time on or after the Initial Warrant Exercise Date the Company may redeem the Warrants, at its option, upon thirty days' notice at a price of the actual difference between the average closing bid price on the over-the-counter market for the Shares for 10 consecutive trading days immediately prior to the date of notice of redemption and the Exercise Price of each Warrant.

9.2.  Notice of Redemption

If the Company exercises its right to redeem the Warrants, it shall mail a notice of redemption to Registered Holders of the Warrants proposed for redemption, first class, postage prepaid, not later than thirty days before the date fixed for redemption, at the Registered Holders' last addresses as shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

9.3.  Contents of Notice

The notice of redemption shall specify the redemption price, date fixed for redemption, the place where the Warrant shall be delivered and the redemption price shall be paid, and that the right to exercise the Warrant shall terminate at 5:00 p.m. (Houston time) on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrants shall be the Redemption Date.

9.4.  Early Redemption

The Warrants may be called for redemption prior to the redemption date with respect to an entire class or classes, or in the alternative, with respect to any portion of a class or classes (and if called with respect to a portion of a class, such call shall be on a pro rata basis as to the holdings of each Registered Holder within such class).

9.5.  Effect of Redemption

Any right to exercise a Warrant shall terminate at 5:00 p.m. (Houston time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the redemption price as calculated per Section 9.1 above, without interest, per Warrant.


                                    SECTION 10
                          Concerning the Warrant Agent

10.1.  Capacity

The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrants or by any other act hereunder, be deemed to make any representations as to (i) the validity or value or authorization of (A) the Warrant or the Warrants represented thereby, or (B) any securities or other property delivered upon exercise of any Warrant;
or (ii) whether any Shares of capital stock issued upon exercise of any Warrant is fully paid and nonassessable.

10.2.  Limitations of Responsibility

The Warrant Agent shall not, at any time, be under any duty or responsibility to any Registered Holder of Warrants (i) to make or cause to be made any adjustment of the Exercise Price provided in this Agreement; (ii) to determine whether any fact exists that may require any such adjustments; (iii) to determine the nature or extent of any such adjustment, when made; or (iv) to determine the method employed in making any such adjustment.

The Warrant Agent shall not be (i) liable for any recital or statement of fact contained herein or for any action taken, suffered, or omitted by it in reliance on any Warrant or other document or instrument believed by it in good faith to be genuine, and to have been signed or presented by the proper party or parties, (ii) responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant, or (iii) liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

10.3.  Advice of Counsel

The Warrant Agent, may, at any time, consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

10.4.  Effect of Order of the Company

Any notice, statement, instruction, request, direction, order, or demand of the Company shall be sufficiently evidenced by an instrument signed by any of the Chairman of the Board, Chairman & CEO, Secretary, or Assistant Secretary (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered, or omitted by it in accordance with such notice, statement, instruction, request, direction, order, or demand.

10.5.  Compensation and Fees

The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder, which compensation for the first year during which this Agreement is in force, exclusive of expenses and such amount as shall be mutually agreed upon by the parties hereto during subsequent years; it further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses, and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

10.6.  Resignation

The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), after giving 30 days' prior written notice to the Company. At least 15 days' prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant at the Company's expense. Upon such resignation the Company shall appoint a new warrant agent in writing. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant
Agent, then the Registered Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such court, shall be (i) a bank or trust company having a capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or (ii) a stock transfer company. After acceptance of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, duties, rights, and responsibilities as if it had been originally named herein as Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act, or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning warrant agent. No later than the effective date of any such appointment, the Company shall file notice thereof with the resigning warrant agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant.

10.7.  Termination

The Company may terminate the Warrant Agent hereunder and be discharged from all further duties and liabilities hereunder (except liabilities for the Warrant Agent's then-due compensation and expenses), after giving 90 days' prior written notice to the Warrant Agent.

10.8.  Successors

Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged, or any corporation resulting from any consolidation to which the Warrant Agent (or any new warrant agent) shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph 10.6. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Holder of each Warrant.

10.9.  Permitted Transactions

The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent as though the Warrant Agent were not the warrant agent hereunder. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.


                               SECTION 11
                    Rights of the Registered Holder

No Registered Holder shall, by virtue hereof, be entitled to any rights of a shareholder in the company, either at law or equity.
The rights of the Registered Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth in this Agreement and in the Warrant Certificates.


                                SECTION 12
                             General Provisions

12.1.  Entire Agreement; Modification; Waivers

This Agreement contains the entire agreement of the parties, and supersedes any prior agreements with respect to its subject matter. Except for the provisions of subsection 4.2, the Warrant Agent and the Company, by supplemental agreement, may make any changes in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and that shall not adversely affect the interests of the Registered Holders of Warrant Certificates (this provision, for instance, shall permit the Exercise Price to be decreased at the Company's option).

12.2.  Notices

All notices given under this Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


If to the Company:

Aztec Communications Group, Inc.
770 South Post Oak Lane, # 435
Houston, Texas 77056

If to the Registered Holder

At the address of such holder as shown on the registry books maintained by the Warrant Agent

If to the Warrant Agent:

Cottonwood Stock Transfer Corporation
5199 South State Street
Salt Lake City, Utah 84107


12.3.  Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada; provided, however, that if any provision of this Agreement is unenforceable under such law but is enforceable under the laws of the State of Delaware, then Delaware law shall govern the construction and enforcement of that provision.

12.4.  Jurisdiction and Venue

The courts of the State of Delaware, (the "Delaware Courts") shall have exclusive jurisdiction to hear, adjudicate, decide, determine and enter final judgment in any action, suit, proceeding, case, controversy or dispute, whether at law or in equity or both, and whether in contract or tort or both, arising out of or related to this Agreement, or the construction or enforcement hereof or thereof (any such action, suit, proceeding, case, controversy or dispute, a "Related Action"). The Company and the Registered Holder hereby irrevocably consent and submit to the exclusive personal jurisdiction of the Delaware Courts to hear, adjudicate, decide, determine and enter final judgment in any Related Action. The Company and the Registered Holder hereby irrevocably waive and agree not to assert any right or claim that it is not personally subject to the jurisdiction of the Delaware Courts in any Related Action, including any claim of forum non conveniens or that the Delaware Courts are not the proper venue or form to adjudicate any Related Action. If any Related Action is brought or maintained in any court other than the Delaware Courts, then that court shall, at the request of the Company or the Registered Holder, dismiss that action.

12.5.  Specific Performance

The Company hereby acknowledges and agrees that it is difficult, if not impossible to measure in money the damages that will accrue to the Registered Holder by reason of a failure to issue the Shares under this Agreement, and that the Registered Holder may seek to specifically enforce the Company's obligation to issue the Shares. Therefore, if the Registered Holder shall institute any action or proceeding to enforce the provisions hereof, the Company hereby waives all claims or defenses therein that the Registered Holder has an adequate remedy at law, and hereby agrees not to assert or otherwise raise any such claim or defense.

12.6.  Waiver of Jury Trial

 The Company and the Registered Holder hereby waive trial by jury in any Related Action.

12.7.  Attorney's Fees

 The prevailing party in any Related Action shall be entitled to recover that party's costs of suit, including reasonable attorney's fees.

12.8.  Binding Effect

 This Agreement shall be binding on, and shall inure to the benefit of the parties and their respective successors in interest.

12.9.  Construction, Counterparts

 This Agreement shall be construed as a whole and in favor of the validity and enforceability of each of its provisions, so as to carry out the intent of the parties as expressed herein. Heading are for the convenience of reference, and the meaning and interpretation of the text of any provision shall take precedence over its heading. This Agreement may be signed in one or more counterparts, each of which shall constitute an original, but all of which, taken together shall constitute one agreement. A faxed copy or photocopy of a party's signature shall be deemed an original for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

The Company:

Aztec Communications Group, Inc.


By:
    ----------------------------
    L. Mychal Jefferson, II, CEO


The Warrant Agent:

Cottonwood Stock Transfer Corporation


By ________________________________
Name______________________________
Title_______________________________

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